UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010

CLEANTECH BIOFUELS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-145939	33-0754902
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7386 Pershing Ave, University City, Missouri	63130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 862-8670

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1) and (a)(3) Resignation of independent registered public accounting firm.

On October 25, 2010, Cleantech Biofuels, Inc. (the “Company”) was informed by its independent registered public accounting firm, Larry O’Donnell, CPA (“O’Donnell”) that it resigned as the Company’s audit firm. O’Donnell explained that Mr. Larry O’Donnell had served as the lead audit partner of the Company for five years and is now required to rotate off the audit. In addition, O’Donnell explained that it had decided to sell its audit practice.

The principal accountant’s reports of O’Donnell on the financial statements of the Company as of and for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for the fiscal years ended December 31, 2009 and 2008 contained a going concern qualification as to the ability of the Company to continue.

During the years ended December 31, 2009 and 2008 and through the effective date of the resignation, there were no disagreements with O’Donnell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to O’Donnell’s satisfaction would have caused O’Donnell to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2009 and 2008 and through October 25, 2010, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided O’Donnell with a copy of the foregoing disclosure and requested O’Donnell to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the letter furnished by O’Donnell, dated October 25, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(a)(2) Engagement of new independent registered public accounting firm.

The Audit Committee of the Company approved the engagement of Milhouse Neal, LLP as the Company’s independent registered public accounting firm, effective as of October 27, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
16.1	Letter from Larry O’Donnell, CPA to Securities and Exchange Commission dated October 25, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEANTECH BIOFUELS, INC.
Date: October 27, 2010	By:	/s/ Edward P. Hennessey
		Name:	Edward P. Hennessey
		Title:	Chief Executive Officer and President

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